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                              PROSPECTUS SUPPLEMENT
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                        ALLMERICA SELECT SEPARATE ACCOUNT
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

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Effective October 1, 1997 the Company has received approval to offer the disability waiver under contracts issued in New York. The last paragraph under "WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?" on page 9 of the Prospectus is amended to read in its entirety as follows:

    You may also withdraw all or a portion of your money without a surrender charge if, after the Contract is issued and before age 65, you become disabled. Under New York Contracts, the disability also must exist for a continuous period of at least four months. In addition, except in New York where not permitted by state law, the surrender charge will be waived if, after the Contract is issued, you are diagnosed with a fatal illness or confined in a medical care facility until the later of one year from the issue date or 90 days. For details and restrictions, see "Reduction or Elimination of Surrender Charge."

The first paragraph under "REDUCTION OR ELIMINATION OF SURRENDER CHARGE" on page 31 of the Prospectus is amended to read in its entirety as follows:

    The Company will waive the contingent deferred sales charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. Under New York Contracts, the disability also must exist for a continuous period of at least 4 months. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense. In addition, except in New York where not permitted by state law, the Company will waive the contingent deferred sales charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility and remains confined there until the later of one year after the issue date or 90 consecutive days or (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract.

The following paragraph is added at the end of "APPENDIX C, DIFFERENCES UNDER THE ALLMERICA SELECT RESOURCE I CONTRACT:"

    7. The waiver of surrender charges offered under the Allmerica Select Resource II contract for disability prior to age 65, fatal illness or confinement to a medical care facility is not available under Allmerica Select Resource I. Note: only the waiver for disability is available under Allmerica Select Resource II contracts issued in New York.

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Effective for all Contracts, any portion of an initial net payment (or a subsequent net payment received during the Contract's first fifteen days) allocated to a Sub-Account or to a Guarantee Period Account will be invested as requested and will not be held in the Money Market Fund of the Trust for the Contract's first fifteen days. As such, the second and third sentences of the fourth paragraph under "A. PAYMENTS" on page 21 are deleted.

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Effective for all New York Contracts, if the Owner revokes the Contract within ten days after receipt, the Company will provide a refund equal to the amount
of gross payments.   The description of the Free Look Period under "10. OTHER
INFORMATION" on page P-4 of the Profile is deleted and replaced by the following:

    FREE LOOK PERIOD: If you cancel your contract within 10 days after receiving it (or whatever period is required by your state), we will pay you an amount equal to the value of your contract. This may be more or less than your original payment. If required by applicable state or federal law, we will return your gross payment.

The following sentence is added to "CAN I EXAMINE THE CONTRACT?" on page 10 of the Prospectus: "In New York, you will receive a refund equal to your entire payment."

The following sentence is added at the end of the second paragraph under "B. RIGHT TO REVOKE CONTRACT" on page 22 of the Prospectus:

    Notwithstanding the above, under Contracts issued in New York, the Company will provide a refund equal to the Owner's gross payments.

                                      ***


Supplement Dated September 25, 1997